CONFIDENTIAL

standard chartered
渣打銀行

FULL REPAYMENT SCHEDULE

27/04/2024
*K-MARK TECHNOLOGY LIMITED
FLAT A 7/F
MAI ON INDUSTRIAL BUILDING
17-21 KUNG YIP STREET
KWAI CHUNG
HK

Loan Account No	: 53715195
Repayment Account No	: 415-0-041149-0
Loan Drawdown Date	: 26/04/2024
Interest Rate p.a.[1]	: 3.625%
Principal Payment Holiday[2] Period	: 12
Maturity Date	: 26/04/2034
Outstanding Instalments	: 120
Arrears Balance	: 0.00

Thank you for choosing our Business Instalment Loan under the SME Financing Guarantee Scheme - Special 100% Loan Guarantee. We are pleased to provide you with a schedule of repayments for the full tenor for your record and ease of financial planning. Please note that the monthly repayment amount is subject to adjustment according to the prevailing interest rate, upon which a revised schedule will be mailed to you.

Date (DD/MM/YYYY)	Term (Month)	Repayment Amount (HKD)	Principal Payment (HKD)	Interest Payment (HKD)	Loan Outstanding (HKD)	Misc. Fee* (HKD)
26/05/2024	1	14,061.63	0.00	14,061.63	4,654,884.00	0.00
26/06/2024	2	14,061.63	0.00	14,061.63	4,654,884.00	0.00
26/07/2024	3	14,061.63	0.00	14,061.63	4,654,884.00	0.00
26/08/2024	4	14,061.63	0.00	14,061.63	4,654,884.00	0.00
26/09/2024	5	14,061.63	0.00	14,061.63	4,654,884.00	0.00
26/10/2024	6	14,061.63	0.00	14,061.63	4,654,884.00	0.00
26/11/2024	7	14,061.63	0.00	14,061.63	4,654,884.00	0.00
26/12/2024	8	14,061.63	0.00	14,061.63	4,654,884.00	0.00
26/01/2025	9	14,061.63	0.00	14,061.63	4,654,884.00	0.00
26/02/2025	10	14,061.63	0.00	14,061.63	4,654,884.00	0.00
26/03/2025	11	14,061.63	0.00	14,061.63	4,654,884.00	0.00
26/04/2025	12	14,061.63	0.00	14,061.63	4,654,884.00	0.00
26/05/2025	13	50,577.71	36,516.08	14,061.63	4,618,367.92	0.00
26/06/2025	14	50,577.71	36,626.39	13,951.32	4,581,741.53	0.00
26/07/2025	15	50,577.71	36,737.03	13,840.68	4,545,004.50	0.00
26/08/2025	16	50,577.71	36,848.01	13,729.70	4,508,156.49	0.00
26/09/2025	17	50,577.71	36,959.32	13,618.39	4,471,197.17	0.00
26/10/2025	18	50,577.71	37,070.97	13,506.74	4,434,126.20	0.00
26/11/2025	19	50,577.71	37,182.95	13,394.76	4,396,943.25	0.00
26/12/2025	20	50,577.71	37,295.28	13,282.43	4,359,647.97	0.00
26/01/2026	21	50,577.71	37,407.94	13,169.77	4,322,240.03	0.00
26/02/2026	22	50,577.71	37,520.94	13,056.77	4,284,719.09	0.00
26/03/2026	23	50,577.71	37,634.29	12,943.42	4,247,084.80	0.00
26/04/2026	24	50,577.71	37,747.97	12,829.74	4,209,336.83	0.00

*Miscellaneous fee includes handling fee, annual fee, adjustment fee etc.

Standard Chartered Bank (Hong Kong) Limited
[1]The current Prime Rate as announced by The Hong Kong Mortgage Corporation Limited is 6.125%.
[2]The terms "Principal Payment Holiday", "Principal Repayment Holiday" and "Principal Moratorium", when used, shall bear the same meaning and are used interchangeably.
This computer generated letter requires no signature.

Date (DD/MM/YYYY)	Term (Month)	Repayment Amount (HKD)	Principal Payment (HKD)	Interest Payment (HKD)	Loan Outstanding (HKD)	Misc. Fee* (HKD)
26/05/2026	25	50,577.71	37,862.00	12,715.71	4,171,474.83	0.00
26/06/2026	26	50,577.71	37,976.38	12,601.33	4,133,498.45	0.00
26/07/2026	27	50,577.71	38,091.10	12,486.61	4,095,407.35	0.00
26/08/2026	28	50,577.71	38,206.17	12,371.54	4,057,201.18	0.00
26/09/2026	29	50,577.71	38,321.58	12,256.13	4,018,879.60	0.00
26/10/2026	30	50,577.71	38,437.34	12,140.37	3,980,442.26	0.00
26/11/2026	31	50,577.71	38,553.46	12,024.25	3,941,888.80	0.00
26/12/2026	32	50,577.71	38,669.92	11,907.79	3,903,218.88	0.00
26/01/2027	33	50,577.71	38,786.74	11,790.97	3,864,432.14	0.00
26/02/2027	34	50,577.71	38,903.90	11,673.81	3,825,528.24	0.00
26/03/2027	35	50,577.71	39,021.43	11,556.28	3,786,506.81	0.00
26/04/2027	36	50,577.71	39,139.30	11,438.41	3,747,367.51	0.00
26/05/2027	37	50,577.71	39,257.54	11,320.17	3,708,109.97	0.00
26/06/2027	38	50,577.71	39,376.13	11,201.58	3,668,733.84	0.00
26/07/2027	39	50,577.71	39,495.08	11,082.63	3,629,238.76	0.00
26/08/2027	40	50,577.71	39,614.38	10,963.33	3,589,624.38	0.00
26/09/2027	41	50,577.71	39,734.05	10,843.66	3,549,890.33	0.00
26/10/2027	42	50,577.71	39,854.08	10,723.63	3,510,036.25	0.00
26/11/2027	43	50,577.71	39,974.48	10,603.23	3,470,061.77	0.00
26/12/2027	44	50,577.71	40,095.23	10,482.48	3,429,966.54	0.00
26/01/2028	45	50,577.71	40,216.35	10,361.36	3,389,750.19	0.00
26/02/2028	46	50,577.71	40,337.84	10,239.87	3,349,412.35	0.00
26/03/2028	47	50,577.71	40,459.69	10,118.02	3,308,952.66	0.00
26/04/2028	48	50,577.71	40,581.92	9,995.79	3,268,370.74	0.00
26/05/2028	49	50,577.71	40,704.51	9,873.20	3,227,666.23	0.00
26/06/2028	50	50,577.71	40,827.47	9,750.24	3,186,838.76	0.00
26/07/2028	51	50,577.71	40,950.80	9,626.91	3,145,887.96	0.00
26/08/2028	52	50,577.71	41,074.51	9,503.20	3,104,813.45	0.00
26/09/2028	53	50,577.71	41,198.59	9,379.12	3,063,614.86	0.00
26/10/2028	54	50,577.71	41,323.04	9,254.67	3,022,291.82	0.00
26/11/2028	55	50,577.71	41,447.87	9,129.84	2,980,843.95	0.00
26/12/2028	56	50,577.71	41,573.08	9,004.63	2,939,270.87	0.00
26/01/2029	57	50,577.71	41,698.66	8,879.05	2,897,572.21	0.00
26/02/2029	58	50,577.71	41,824.63	8,753.08	2,855,747.58	0.00
26/03/2029	59	50,577.71	41,950.97	8,626.74	2,813,796.61	0.00
26/04/2029	60	50,577.71	42,077.70	8,500.01	2,771,718.91	0.00
26/05/2029	61	50,577.71	42,204.81	8,372.90	2,729,514.10	0.00
26/06/2029	62	50,577.71	42,332.30	8,245.41	2,687,181.80	0.00
26/07/2029	63	50,577.71	42,460.18	8,117.53	2,644,721.62	0.00
26/08/2029	64	50,577.71	42,588.45	7,989.26	2,602,133.17	0.00

*Miscellaneous fee includes handling fee, annual fee, adjustment fee etc.

Standard Chartered Bank (Hong Kong) Limited
This computer generated letter requires no signature.

Date (DD/MM/YYYY)	Term (Month)	Repayment Amount (HKD)	Principal Payment (HKD)	Interest Payment (HKD)	Loan Outstanding (HKD)	Misc. Fee* (HKD)
26/09/2029	65	50,577.71	42,717.10	7,860.61	2,559,416.07	0.00
26/10/2029	66	50,577.71	42,846.14	7,731.57	2,516,569.93	0.00
26/11/2029	67	50,577.71	42,975.57	7,602.14	2,473,594.36	0.00
26/12/2029	68	50,577.71	43,105.39	7,472.32	2,430,488.97	0.00
26/01/2030	69	50,577.71	43,235.61	7,342.10	2,387,253.36	0.00
26/02/2030	70	50,577.71	43,366.22	7,211.49	2,343,887.14	0.00
26/03/2030	71	50,577.71	43,497.22	7,080.49	2,300,389.92	0.00
26/04/2030	72	50,577.71	43,628.62	6,949.09	2,256,761.30	0.00
26/05/2030	73	50,577.71	43,760.41	6,817.30	2,213,000.89	0.00
26/06/2030	74	50,577.71	43,892.60	6,685.11	2,169,108.29	0.00
26/07/2030	75	50,577.71	44,025.20	6,552.51	2,125,083.09	0.00
26/08/2030	76	50,577.71	44,158.19	6,419.52	2,080,924.90	0.00
26/09/2030	77	50,577.71	44,291.58	6,286.13	2,036,633.32	0.00
26/10/2030	78	50,577.71	44,425.38	6,152.33	1,992,207.94	0.00
26/11/2030	79	50,577.71	44,559.58	6,018.13	1,947,648.36	0.00
26/12/2030	80	50,577.71	44,694.19	5,883.52	1,902,954.17	0.00
26/01/2031	81	50,577.71	44,829.20	5,748.51	1,858,124.97	0.00
26/02/2031	82	50,577.71	44,964.62	5,613.09	1,813,160.35	0.00
26/03/2031	83	50,577.71	45,100.45	5,477.26	1,768,059.90	0.00
26/04/2031	84	50,577.71	45,236.70	5,341.01	1,722,823.20	0.00
26/05/2031	85	50,577.71	45,373.35	5,204.36	1,677,449.85	0.00
26/06/2031	86	50,577.71	45,510.41	5,067.30	1,631,939.44	0.00
26/07/2031	87	50,577.71	45,647.89	4,929.82	1,586,291.55	0.00
26/08/2031	88	50,577.71	45,785.79	4,791.92	1,540,505.76	0.00
26/09/2031	89	50,577.71	45,924.10	4,653.61	1,494,581.66	0.00
26/10/2031	90	50,577.71	46,062.83	4,514.88	1,448,518.83	0.00
26/11/2031	91	50,577.71	46,201.98	4,375.73	1,402,316.85	0.00
26/12/2031	92	50,577.71	46,341.54	4,236.17	1,355,975.31	0.00
26/01/2032	93	50,577.71	46,481.53	4,096.18	1,309,493.78	0.00
26/02/2032	94	50,577.71	46,621.95	3,955.76	1,262,871.83	0.00
26/03/2032	95	50,577.71	46,762.78	3,814.93	1,216,109.05	0.00
26/04/2032	96	50,577.71	46,904.05	3,673.66	1,169,205.00	0.00
26/05/2032	97	50,577.71	47,045.74	3,531.97	1,122,159.26	0.00
26/06/2032	98	50,577.71	47,187.85	3,389.86	1,074,971.41	0.00
26/07/2032	99	50,577.71	47,330.40	3,247.31	1,027,641.01	0.00
26/08/2032	100	50,577.71	47,473.38	3,104.33	980,167.63	0.00
26/09/2032	101	50,577.71	47,616.79	2,960.92	932,550.84	0.00
26/10/2032	102	50,577.71	47,760.63	2,817.08	884,790.21	0.00
26/11/2032	103	50,577.71	47,904.91	2,672.80	836,885.30	0.00
26/12/2032	104	50,577.71	48,049.62	2,528.09	788,835.68	0.00

*Miscellaneous fee includes handling fee, annual fee, adjustment fee etc.

Standard Chartered Bank (Hong Kong) Limited
This computer generated letter requires no signature.

Date (DD/MM/YYYY)	Term (Month)	Repayment Amount (HKD)	Principal Payment (HKD)	Interest Payment (HKD)	Loan Outstanding (HKD)	Misc. Fee* (HKD)
26/01/2033	105	50,577.71	48,194.77	2,382.94	740,640.91	0.00
26/02/2033	106	50,577.71	48,340.36	2,237.35	692,300.55	0.00
26/03/2033	107	50,577.71	48,486.39	2,091.32	643,814.16	0.00
26/04/2033	108	50,577.71	48,632.85	1,944.86	595,181.31	0.00
26/05/2033	109	50,577.71	48,779.77	1,797.94	546,401.54	0.00
26/06/2033	110	50,577.71	48,927.12	1,650.59	497,474.42	0.00
26/07/2033	111	50,577.71	49,074.92	1,502.79	448,399.50	0.00
26/08/2033	112	50,577.71	49,223.17	1,354.54	399,176.33	0.00
26/09/2033	113	50,577.71	49,371.86	1,205.85	349,804.47	0.00
26/10/2033	114	50,577.71	49,521.01	1,056.70	300,283.46	0.00
26/11/2033	115	50,577.71	49,670.60	907.11	250,612.86	0.00
26/12/2033	116	50,577.71	49,820.65	757.06	200,792.21	0.00
26/01/2034	117	50,577.71	49,971.15	606.56	150,821.06	0.00
26/02/2034	118	50,577.71	50,122.10	455.61	100,698.96	0.00
26/03/2034	119	50,577.71	50,273.52	304.19	50,425.44	0.00
26/04/2034	120	50,577.77	50,425.44	152.33	0.00	0.00

*Miscellaneous fee includes handling fee, annual fee, adjustment fee etc.

Standard Chartered Bank (Hong Kong) Limited
This computer generated letter requires no signature.

CONFIDENTIAL

standard chartered 渣打銀行

*K-MARK TECHNOLOGY LIMITED
FLAT A 7/F
MAI ON INDUSTRIAL BUILDING
17-21 KUNG YIP STREET
KWAI CHUNG
HK

Date/日期： 27/04/2024 Ref : 2760(100)

Dear Customer 親愛的客戶：

SME Financing Guarantee Scheme – Special 100% Loan Guarantee 中小企融資擔保計劃 –「百分百擔保特惠貸款」
Business Instalment Loan Drawdown Advice 中小企業分期貸款提取通知書

Loan Account No 貸款戶口號碼 : 53715195
Borrower Name 貸款公司名稱 : *K-MARK TECHNOLOGY LIMITED

Thank you for your interest in our Business Instalment Loan. We are pleased to advise that the loan amount of HKD 4,654,884.00 was credited to your designated account on 26/04/2024
多謝貴公司選用本行中小企業分期貸款服務，本行已於 26/04/2024 將港幣 4,654,884.00 存入貴公司之指定戶口。
Details of the terms of your loan as confirmed by you are stated below 有關上述貸款的詳情如下：

Approved Loan Amount 獲批核貸款額	: HKD 港幣 4,654,884.00
Interest Rate (current rate) p.a. 年利率 (現時利率)	: 3.625% (Prime Rate[1] minus 最優惠利率 [1] -2.50%)
Guarantee Fee 擔保費	: Waived by HKMC Insurance Limited 香港按證保險有限公司豁免
Duration of Principal Payment Holiday[2] period 還息不還本[2]期	: First 首 12 months 個月
Monthly Repayment Amount during Principal Payment Holiday period 還息不還本期間每月還款額	: HKD 港幣 14,061.63
Repayment Period after Principal Payment Holiday period 還息不還本期後還款期	: 108 months 個月
Monthly Repayment Amount after Principal Payment Holiday period 還息不還本期後每月還款額	: HKD 港幣 50,577.71
Repayment Account 還款戶口號碼	: 415-0-041149-0
Repayment Date 還款日期	: Repayment will commence one month after the date upon which the instalment loan is advanced by the Bank. If the repayment date falls on a Sunday or a public holiday, the repayment date will be changed to the next working day. 還款將由銀行貸出上述貸款日期後一個月開始，如該月還款日為星期日或公眾假期，則還款日將順延至下一個工作天。
Early Redemption Fee 提前清還手續費	: For early redemption, no early redemption charge will be imposed. 如貴公司要求提前全部清還貸款，本行將不會收取任何手續費。

Should you require further information on your Business Instalment Loan, please contact us at (852) 2886-8868. After the language is selected, please press "5", "3" and then "1" to talk to our Customer Service Representative.
如閣下有任何查詢，請致電熱線 (852) 2886-8868，選擇語言後，按「5」、「3」及「1」與本行客戶服務主任聯絡。
The processing of your application was conducted according to the Bank's prevailing credit policy and credit check with credit reference agency of sole proprietor, partner and company (if any). If company(ies) want to access their credit report, they may contact Dun & Bradstreet (HK) Limited (D&B) at (852)2516-1100 (for commercial credit information). 此申請是根據本行信貸批核條款及有關獨資東主、合夥人及公司(如有)於信貸資料機構的資料作處理。如上述公司要求查閱其公司之商業信貸紀錄，可致電(852)2516-1100 與美國鄧白氏商業資料(香港)有限公司聯絡。

Standard Chartered Bank (Hong Kong) Limited 渣打銀行(香港)有限公司謹啓
cc. KWOK YIU FAI
KWOK YIU KEUNG

[1] The current Prime Rate as announced by The Hong Kong Mortgage Corporation Limited is 6.125%.
現時香港按揭證券有限公司公佈的最優惠利率為 6.125%。
[2] The terms "Principal Payment Holiday", "Principal Repayment Holiday" and "Principal Moratorium", when used, shall bear the same meaning and are used interchangeably.
「延遲償還貸款本金」及「還息不還本」含義相同，可以互換使用。

This computer generated letter requires no signature. In the event of any discrepancy between the Chinese and English versions of the notice, the English version should prevail. 此乃電腦編印信件，本行毋須簽署。如中譯本與英文有異，概以英文文本為準。 MHR093(100)

CONFIDENTIAL

standard chartered 渣打銀行

KWOK YIU FAI
c/o *K-MARK TECHNOLOGY LIMITED
FLAT A 7/F
MAI ON INDUSTRIAL BUILDING
17-21 KUNG YIP STREET
KWAI CHUNG
HK

Date/日期： 27/04/2024　　Ref ：2760(100)

Dear Customer 親愛的客戶：

SME Financing Guarantee Scheme – Special 100% Loan Guarantee 中小企融資擔保計劃 –「百分百擔保特惠貸款」
Business Instalment Loan Drawdown Advice 中小企業分期貸款提取通知書

Loan Account No 貸款戶口號碼	: 53715195
Borrower Name 貸款公司名稱	: *K-MARK TECHNOLOGY LIMITED

Thank you for your interest in our Business Instalment Loan. We are pleased to advise that the loan amount of HKD 4,654,884.00 was credited to your designated account on 26/04/2024
多謝貴公司選用本行中小企業分期貸款服務，本行已於 26/04/2024 將港幣 4,654,884.00 存入貴公司之指定戶口。
Details of the terms of your loan as confirmed by you are stated below 有關上述貸款的詳情如下：

Approved Loan Amount 獲批核貸款額	: HKD 港幣 4,654,884.00
Interest Rate (current rate) p.a. 年利率 (現時利率)	: 3.625 %(Prime Rate[1] minus 最優惠利率 [1]-2.50%)
Guarantee Fee 擔保費	: Waived by HKMC Insurance Limited 香港按證保險有限公司豁免
Duration of Principal Payment Holiday[2] period 還息不還本[2]期	: First 首 12 months 個月
Monthly Repayment Amount during Principal Payment Holiday period 還息不還本期間每月還款額	: HKD 港幣 14,061.63
Repayment Period after Principal Payment Holiday period 還息不還本期後還款期	: 108 months 個月
Monthly Repayment Amount after Principal Payment Holiday period 還息不還本期後每月還款額	: HKD 港幣 50,577.71
Repayment Account 還款戶口號碼	: 415-0-041149-0
Repayment Date 還款日期	: Repayment will commence one month after the date upon which the instalment loan is advanced by the Bank. If the repayment date falls on a Sunday or a public holiday, the repayment date will be changed to the next working day. 還款將由銀行貸出上述貸款日期後一個月開始，如該月還款日為星期日或公眾假期，則還款日將順延至下一個工作天。
Early Redemption Fee 提前清還手續費	: For early redemption, no early redemption charge will be imposed. 如貴公司要求提前全部清還貸款，本行將不會收取任何手續費。

Should you require further information on your Business Instalment Loan, please contact us at (852) 2886-8868. After the language is selected, please press "5", "3" and then "1" to talk to our Customer Service Representative.
如閣下有任何查詢，請致電熱線 (852) 2886-8868，選擇語言後，按「5」、「3」及「1」與本行客戶服務主任聯絡。
The processing of your application was conducted according to the Bank's prevailing credit policy and credit check with credit reference agency of sole proprietor, partner and company (if any). If company(ies) want to access their credit report, they may contact Dun & Bradstreet (HK) Limited (D&B) at (852)2516-1100 (for commercial credit information). 此申請是根據本行信貸批核條款及有關獨資東主、合夥人及公司(如有)於信貸資料機構的資料作處理。如上述公司要求查閱其公司之商業信貸紀錄，可致電(852)2516-1100 與美國鄧白氏商業資料(香港)有限公司聯絡。

Standard Chartered Bank (Hong Kong) Limited 渣打銀行(香港)有限公司謹啓
cc. *K-MARK TECHNOLOGY LIMITED

[1]The current Prime Rate as announced by The Hong Kong Mortgage Corporation Limited is 6.125%.
現時香港按揭證券有限公司公佈的最優惠利率為 6.125%.
[2]The terms "Principal Payment Holiday", "Principal Repayment Holiday" and "Principal Moratorium", when used, shall bear the same meaning and are used interchangeably.
「延遲償還貸款本金」及「還息不還本」含義相同，可以互換使用。

This computer generated letter requires no signature. In the event of any discrepancy between the Chinese and English versions of the notice, the English version should prevail. 此乃電腦編印信件，本行毋須簽署。如中譯本與英文有異，概以英文文本為準。 MHR093(100)